UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 28, 2007
ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On August 28, 2007, the Company entered into separate indemnification agreements (the “Indemnification Agreements”) with William Heissenbuttel, the Company’s Vice President of Corporate Development, and Bruce C. Kirchhoff, the Company’s Vice President and General Counsel. The Indemnification Agreements set forth the scope of indemnification, the procedures for seeking indemnification and the methods for determining entitlement to indemnification. The preceding summary is qualified in its entirety by reference to the Form of Employment Agreement included herewith as Exhibit 10.1 and incorporated by reference herein.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
On August 28, 2007, the Company entered into an employment agreement (the “Employment Agreement”) with Bruce C. Kirchhoff, the Company’s Vice President and General Counsel (the “Employment Agreement”). The following summary is qualified in its entirety by reference to the Form of Employment Agreement included herewith as Exhibit 10.2 and incorporated by reference herein.
The Employment Agreement with Mr. Kirchhoff provides that the Company will pay Mr. Kirchhoff an annual base salary of $225,000. Mr. Kirchhoff will be eligible to participate in the Company’s present and future employee benefits plans if at such time he meets their respective eligibility requirements. The Employment Agreement with Mr. Kirchhoff provides that if he is Involuntarily Terminated (as defined in the Employment Agreement), which includes the termination of, or voluntary resignation by, him upon a Change of Control Event (as defined in the Employment Agreement), the Company is required to pay Mr. Kirchhoff his base salary for a period of one year from the date of such Involuntary Termination and if Mr. Kirchhoff is terminated for Death or Disability (as defined in the Employment Agreement), the Company will pay him his base salary for a period of six months from the end of the month in which the termination takes place. In addition, the Employment Agreement with Mr. Kirchhoff places certain restrictions on his ability to compete with the Company during the term of the Employment Agreement and for a period of one year thereafter. The term of the Employment Agreement with Mr. Kirchhoff is one year and will automatically be extended for additional and successive one-year periods without further action by either party; however, the Company may terminate the Employment Agreement by providing 90 days prior written notice of Involuntary Termination.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.
Exhibit No

10.1	Form of Indemnification Agreement (filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K (File No. 001-13357) on November 13, 2006 and incorporated herein by reference)

10.2	Form of Employment Agreement (filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K (File No. 001-13357) on September 22, 2005 and incorporated herein by reference)

99.1	Schedule of Certain Officers Parties to the Employment Agreement

99.2	Schedule of Certain Officers Parties to the Indemnification Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc. (Registrant)
By:	/s/ Karen Gross
	Name:	Karen Gross
	Title:	Vice President & Corporate Secretary

Dated September 4, 2007

Exhibit Index
Exhibit No.

10.1	Form of Indemnification Agreement (filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K (File No. 001-13357) on November 13, 2006 and incorporated herein by reference)

10.2	Form of Employment Agreement (filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K (File No. 001-13357) on September 22, 2005 and incorporated herein by reference)

99.1	Schedule of Certain Officers Parties to the Employment Agreement

99.2	Schedule of Certain Officers Parties to the Indemnification Agreement